SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2014

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 12, 2014, IBERIABANK Corporation (“IBKC”), the parent company of IBERIABANK, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Teche Holding Company (“TSH”), the parent company of Teche Federal Bank. Under the Merger Agreement, TSH will merge with and into the IBKC (the “Merger”) after which Teche Federal Bank will merge with and into IBERIABANK. Each outstanding share of TSH’s common stock is to be converted into the right to receive 1.162 shares of IBKC common stock at the effective time of the Merger (the “Exchange Ratio”), plus cash in lieu of any fractional interest. The Exchange Ratio will be adjusted if the market price of IBKC common stock on the NASDAQ Global Select Market during the prescribed measurement period prior to the Merger falls below $55.80 or rises above $68.20, pursuant to the formula set forth in Merger Agreement. All TSH stock options, whether or not vested, will be cashed out and shares of restricted stock will become fully vested in connection with the transaction and be exchanged for shares of IBKC common stock like the other shares of TSH common stock.

The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes. The Merger is expected to close during the second quarter of 2014. If the Merger is not consummated under certain circumstances, TSH has agreed to pay IBKC a termination fee of up to $5,000,000, and IBKC has agreed to pay TSH a termination fee of up to $4,000,000 in certain situations.

Directors and executive officers of TSH were also required to enter into support agreements concurrent with the execution of the Merger Agreement (collectively, the “Support Agreements”). The Support Agreements provide that each director or executive officer of TSH will vote his or her shares (other than shares held in a fiduciary capacity) in favor of approval of the Merger Agreement. The Support Agreements also restrict the transfer of the individual’s TSH shares during the period between signing and the completion of the Merger.

The Merger Agreement contains usual and customary representations and warranties that IBKC and TSH made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between IBKC and TSH, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between IBKC and TSH rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety. The related press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been approved by the boards of directors of each of IBKC and TSH. Subject to the required approval of TSH’s shareholders, requisite regulatory approvals, the effectiveness of the registration statement to be filed by IBKC with respect to the stock to be issued in the transaction, and other customary closing conditions, the Merger is expected to be completed in the second quarter of 2014.

Item 7.01	Regulation FD Disclosure

IBKC has posted on the “Investor Information” page of its internet website (www.iberiabank.com) supplemental information related to its proposed merger with TSH. A copy of the supplemental information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. IBKC is not undertaking any obligation to update this presentation.

Item 9.01	Financial Statements and Exhibits

Exhibit 2.1 -	Merger Agreement, dated as of January 12, 2014, between IBKC and TSH.

Exhibit 99.1 -	Press Release dated January 13, 2014, announcing Merger Agreement with TSH.

Exhibit 99.2 -	Supplemental Information dated January 13, 2014—furnished pursuant to 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Important Additional Information.

This communication is being made in respect of the proposed Merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Merger, IBKC will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of TSH. TSH will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement/prospectus, as well as other filings containing information about IBKC and TSH, will be available without charge, at the SEC’s Internet site (www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from the IBKC’s website (www.iberiabank.com), under the heading “Investor Information” and on TSH’s website (www.teche.com).

IBKC and TSH, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TSH in respect of the Merger. Information regarding the directors and executive officers of IBKC, including their beneficial ownership of IBKC’s common stock, is set forth in the definitive proxy statement for IBKC’s 2013 annual meeting of shareholders, as filed with the SEC on April 12, 2013 and in Forms 3, 4 and 5 filed with the SEC by its officers and directors. Information regarding the directors and executive officers of TSH, including their beneficial ownership of TSH’s common stock, is set forth in the definitive proxy statement for TSH’s 2014 annual meeting of shareholders, as filed with the SEC on December 30, 2013 and in Forms 3, 4 and 5 filed with the SEC by its officers and directors. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

Caution About Forward-Looking Statements.

This Form 8-K, the attached press release and the attached supplemental information may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the Merger and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on IBKC’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements and there can be no assurances that: the Merger will close when expected, the expected returns and other benefits of the Merger to shareholders will be achieved, the expected operating efficiency will result, estimated expense reductions resulting from the Merger will occur as and when expected, the impact on tangible book value will be recovered or as expected or that the effect on IBKC’s capital ratios will be as expected. Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the time frame expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to completion of the Merger or thereafter, IBKC’s and TSH’s respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, shareholder, or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the Merger; diversion of management time to Merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in IBKC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 and other documents subsequently filed by IBKC with the SEC and under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in TSH’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013, and other documents subsequently filed by TSH with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither IBKC nor TSH undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Form 8-K or in the attached press release or any related documents, protection under the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 is being claimed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: January 13, 2014	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

2.1	Merger Agreement between IBKC and TSH.

99.1	Press Release dated January 13, 2014, announcing the Merger Agreement with TSH.

99.2	Supplemental Information dated January 13, 2014—furnished pursuant to 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.